EXHIBIT 10.19

AMENDMENT TO SUPPLEMENTAL EXECUTIVE RETIREMENT

AND EXCESS PLAN

Morgan Stanley & Co. Incorporated (the “Corporation”) hereby amends the Morgan Stanley Supplemental Executive Retirement and Excess Plan (the “SEREP”) as follows:

1. Effective January 1, 2011, Section IV(C)(i), SERP Offsets, shall be amended by inserting the following at the end of subparagraph (f) thereof:

“The value of benefits provided for a year on or after January 1, 2011 under the Morgan Stanley 401(k) Plan and the Morgan Stanley 401(k) Savings Plan as Matching Contributions, Fixed Contributions and MS Transition Contributions for a year shall be considered to be an offset to benefits provided under this Plan for such year, as provided in this Section IV(C)(i) of the Plan, only to the extent such value exceeds the value of the maximum amount of Matching Contributions available under the Morgan Stanley 401(k) Plan on December 31, 2010 based on eligible pay for the year of determination.”

2. Effective January 1, 2011, Section V(A), Calculation of Excess Benefits, shall be amended by inserting the following at the end thereof:

“Effective January 1, 2011, the amount of the Excess Benefit payable to a Participant under this Section V(A) shall be determined using the above formula as if benefits continued to accrue under the Pension Plan as provided in this Section V(A), less any Excess Benefits Offset determined under Section V(B) of the Plan.”

3. Effective January 1, 2011, Section V, Excess Benefits, shall be amended by inserting new Section V(B), Excess Benefits Offsets, as follows:

“B. Excess Benefits Offsets

“The benefit to which a Participant is entitled under Paragraph V(A), shall be reduced by the following (an ‘Excess Benefits Offset’):

“(a) The value of benefits provided for a year on or after January 1, 2011 under the Morgan Stanley 401(k) Plan and the Morgan Stanley 401(k) Savings Plan as Matching Contributions, Fixed Contributions and MS Transition Contributions for a year shall be considered to be an offset to benefits provided under this Plan for such year, as provided in this Section V(B) of the Plan, only to the extent such value exceeds the value of the maximum amount of Matching Contributions available under the Morgan Stanley 401(k) Plan on December 31, 2010 based on eligible pay for the year of determination.”

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IN WITNESS WHEREOF, the Corporation has caused this Amendment to be executed on its behalf as of this 23rd day of December, 2010.

MORGAN STANLEY & CO. INCORPORATED

By:	/s/ KAREN JAMESLEY
Title:	Global Head of Human Resources

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